Filed Pursuant to Rule 497(a)

File No. 333-202531

Rule 482ad

FIDUS INVESTMENT CORPORATION ANNOUNCES

PUBLIC OFFERING OF NOTES

EVANSTON, Ill., January 30, 2018 – Fidus Investment Corporation (NASDAQ:FDUS) (“Fidus” or the “Company”) today announced the commencement of a registered public offering of unsecured notes due 2023 (the “Notes”), subject to market and other conditions. The Notes are expected to be listed, and trade, on The Nasdaq Global Select Market under the trading symbol “FDUSL” within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering.

The Company intends to use the net proceeds from this offering to repay outstanding indebtedness under its existing credit facility with ING Capital LLC, an affiliate of an underwriter in this offering. However, the Company may re-borrow under its credit facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of January 29, 2018, the Company had $50.0 million of indebtedness outstanding under its credit facility. The credit facility matures on June 16, 2019, and borrowings under the credit facility currently bear interest on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the credit facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%.

Keefe, Bruyette & Woods, A Stifel Company, is acting as sole bookrunner for the offering. Janney Montgomery Scott LLC and Oppenheimer & Co. Inc. are acting as co-leads for the offering. B. Riley FBR, Inc., BB&T Capital Markets, a division of BB&T Securities LLC, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMERICAN:LTS), and ING Financial Markets LLC are acting as co-managers for the offering.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, (telephone number: 1-800-966-1559). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain this and other information about the Company and should be read carefully before investing.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle-market companies, which management generally defines as U.S. based companies with revenues between $10 million and $150 million. The Company’s investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007 and is licensed by the U.S. Small Business Administration as a small business investment company.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon current expectations and are inherently uncertain. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update any such statement now or in the future, except as required by applicable law.

Company Contact:	Investor Relations Contact:
Shelby E. Sherard	Jody Burfening
Chief Financial Officer	LHA
Fidus Investment Corporation	(212) 838-3777
(847) 859-3938	jburfening@lhai.com